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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - June 9, 1998

               MELLON BANK (DE) NATIONAL ASSOCIATION on behalf of
                      MELLON BANK CREDIT CARD MASTER TRUST
               (Exact name of registrant as specified in charter)

       United States                  0-27710                  51-0015912
(State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)             File Number)           Identification No.)

                            Tenth and Market Streets
                           Wilmington, Delaware 19801
              (Address of principal executive offices) (Zip code)

      Registrant's telephone number, including area code - (302)421-2229

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Item 5.  Other Events

         The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.

Item 7.  Financial statements and exhibits

         (c)   Exhibits.

               20.     Monthly Certificateholders Statement - Series 1995-A

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MELLON BANK CREDIT CARD
                                        MASTER TRUST

                                        By:  MELLON BANK (DE) NATIONAL
                                             ASSOCIATION

Date: June 11, 1998                     By:  JOHN L. KLINCK, JR.
                                             ----------------------------
                                             Name:  John L. Klinck, Jr.
                                             Title: Senior Vice President

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                               INDEX TO EXHIBITS

Exhibit No.      Document Description                        Method of Filing
-----------      --------------------                        ----------------

     20          Monthly Certificateholders                  Filed herewith
                 Statement - Series 1995-A